INCOME TAXES (Schedule of Income Tax Amounts Recorded to Stockholders' Equity) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Jun. 30, 2014	Jun. 30, 2013	Jun. 30, 2012
INCOME TAXES [Abstract]
Net unrealized gain on securities available for sale	$ (27)	$ (47)	$ 4
Net non-credit losses on securities with OTTI	(139)	(285)	(232)
Total income tax amounts recorded to stockholders' equity	$ (166)	$ (332)	$ (228)